Exhibit 99.3 4Q19 Supplemental Slides1 John McCallion Chief Financial Officer 1 These slides highlight information in MetLife, Inc.'s earnings release and quarterly financial supplement.

Table of Contents Page Net Income (Loss) to Adjusted Earnings..…..........………………................ 3 Notable Items….….…………………………………………….............…….... 4 Adjusted Earnings ex. Total Notable Items by Segment…………................ 6 Variable Investment Income (VII)................................................................. 7 Direct Expense Ratio…………..................................................................... 8 Cash & Capital............................................................................................. 9 Appendix............................................................................................. 10 2

Net Income (Loss) to Adjusted Earnings ($ in millions) – Post-tax 4Q19 FY19 Net Income (Loss) $536 $5,721 Less: Net Investment Gains (Losses)1 164 311 Net Derivative Gains (Losses)2 (1,157) 496 Investment Hedge Adjustments (99) (371) Actuarial Assumption Review2 — (19) Other1,2 (206) (463) Adjusted Earnings $1,834 $5,767 1 Net Investment Gains (Losses) includes a $140 million post-tax loss from our expected Hong Kong disposition, of which $40 million represents the net tax charge reported in provision for income tax expense (benefit). 2 Net Derivative Gains (Losses) includes a $27 million post-tax loss associated with our Actuarial Assumption Review that is also included within the $19 million Actuarial Assumption Review line item. As a result, the Other line item reflects the removal of this loss being included within both categories. See Appendix for non-GAAP financial information, definitions and/or reconciliations. 3

Notable Items Post-tax 4Q19 FY19 $ in Per Share $ in Per Share millions Impact1 millions Impact1 Adjusted Earnings $1,834 $1.98 $5,767 $6.11 Less Notable Items: Tax adjustments 475 0.51 475 0.50 Interest on tax adjustments 64 0.07 64 0.07 Actuarial Assumption Review and ) Other Insurance Adjustments — — (160) (0.17 Subtotal 1,295 1.40 5,388 5.70 Expense Initiative Costs (119) (0.13) (332) (0.35) Adjusted Earnings, ex. Total Notable Items $1,414 $1.53 $5,720 $6.06 1 The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. See Appendix for non-GAAP financial information, definitions and/or reconciliations. 4

Notable Items: Tax Adjustments Benefit to Adjusted Highlights ($ in millions) - Post-tax Earnings • U.S. Tax Reform Repatriation Transition Tax Repatriation tax $317 settlement • Executed binding agreement with the IRS in 4Q19 • Wholly-owned U.K. investment subsidiary of MLIC • Recorded tax charge of $557M1 in 3Q15 IRS audit settlement 158 • Settled audit years 2003-2006 in 4Q18 • Settled audit years 2000-2002 and 2007-2009 in 4Q19 • No open years on this matter Tax Adjustments $475 1 Total 3Q15 charge of $792M, includes $557M of tax and $235M of other expenses. See Appendix for non-GAAP financial information, definitions and/or reconciliations. 5

Adjusted Earnings ex. Total Notable Items by Segment ($ in millions) – Post-tax % % Change 1 4Q19 4Q18 Change (Constant Rate) Highlights + Underwriting Margins; + Volume Growth; Group Benefits $329 $230 43% + Investment Margins; - Expense Margins Retirement and Income Solutions $321 $356 (10%) - Investment Margins Property & Casualty $25 $99 (75%) - Underwriting Margins U.S. $675 $685 (1%) + Volume Growth; + Investment Margins; Asia $341 $281 21% 23% + Equity Markets; - Underwriting Margins + Investment Margins; + Volume Growth; Latin America $161 $137 18% 21% + Capital Markets; + Expense Margins; - Underwriting Margins + Taxes; + Volume Growth; EMEA $66 $55 20% 22% - Underwriting Margins + Equity Markets; + Underwriting Margins; MetLife Holdings $269 $223 21% + Investment Margins; - Expense Margins + Taxes; + Investment Margins; Corporate & Other $(98) $(132) 26% - Expense Margins Adjusted Earnings, ex. Total Notable Items $1,414 $1,249 13% 14% Adjusted EPS, ex. Total Notable Items $1.53 $1.26 21% 21% 1 To be discussed on MetLife, Inc.'s fourth quarter 2019 earnings conference call and audio webcast. See Appendix for non-GAAP financial information, definitions and/or reconciliations. 6

Variable Investment Income ($ in millions) - Pre-tax $1,161 $334 $326 $327 $174 1Q19 2Q19 3Q19 4Q19 FY19 FY19 target range: $800 million - $1.0 billion pre-tax FY20 target range: $900 million - $1.1 billion pre-tax 7

Steady Progress Toward Achieving Expense Targets; 4Q19 Impacted by Seasonal Items Direct Expense Ratio1 14.3% -170 bps 13.7% 13.3% 13.3% 12.9% 12.6% 12.3% 12.1% 12.2% 1Q19 2Q19 3Q19 4Q19 2015 2016 2017 2018 2019 1 Direct expense ratio, excluding total notable items related to direct expenses and PRT. See Appendix for non-GAAP financial information, definitions and/or reconciliations. 8

Cash & Capital • Holding Companies Cash & Liquid Assets1 $4.2B $4.2B $3.5B $3.0B to $4.0B $3.2B $3.0B Cash Buffer 4Q18 1Q19 2Q19 3Q19 4Q19 • Returned ~$4.0 billion of capital to shareholders in 2019 • Average 2018-2019 Free Cash Flow ratio2 of 72%; within 65-75% target • 2019 Combined U.S. Risk Based Capital ratio3 above 360% target • Japan Solvency Margin ratio4 of 904% at September 30, 2019 1 At quarter-end. 2 Excluding notable and Brighthouse separation-related items. 3 NAIC basis, estimated. Ratio includes MetLife, Inc.'s principal U.S. insurance subsidiaries, excluding American Life Insurance Company. 4 Solvency ratio of MetLife's insurance subsidiary in Japan. 9 See Appendix for non-GAAP financial information, definitions and/or reconciliations.

Appendix

Cautionary Statement on Forward- Looking Statements The forward-looking statements in this presentation, such as “FY20 target,” are based on assumptions and expectations that involve risks and uncertainties, including the “Risk Factors” MetLife, Inc. describes in its U.S. Securities and Exchange Commission filings. MetLife’s future results could differ, and it has no obligation to correct or update any of these statements.   11

Explanatory Note on Non-GAAP Financial Information Any references in this presentation (except in this Explanatory Note on Non- GAAP Financial Information and Reconciliations) to: Should be read as, respectively: (i) net income (loss); (i) net income (loss) available to MetLife, Inc.’s common shareholders; (ii) adjusted earnings; and (ii) adjusted earnings available to common shareholders; and (iii) adjusted earnings per share. (iii) adjusted earnings available to common shareholders per diluted common share. In this presentation, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with accounting principles generally accepted in the United States of America (GAAP). MetLife believes that these non-GAAP financial measures enhance the understanding of MetLife’s performance by highlighting the results of operations and the underlying profitability drivers of the business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment. The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:      Non-GAAP financial measures: Comparable GAAP financial measures: (i) adjusted premiums, fees and other revenues; (i) premiums, fees and other revenues; (ii) adjusted premiums, fees and other revenues, excluding pension risk transfer (PRT); (ii) premiums, fees and other revenues; (iii) capitalization of deferred policy acquisition costs (DAC), as reported on an adjusted (iii) capitalization of DAC; basis; (iv) other expenses, as reported on an adjusted basis; (iv) other expenses; (v) adjusted earnings available to common shareholders; (v) net income (loss) available to MetLife, Inc.’s common shareholders; (vi) adjusted earnings available to common shareholders, excluding total notable items; (vi) net income (loss) available to MetLife, Inc.’s common shareholders; (vii) adjusted earnings available to common shareholders per diluted common share; (vii) net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share; (viii) adjusted earnings available to common shareholders, excluding total notable items, per (viii) net income (loss) available to MetLife, Inc.’s common shareholders per diluted diluted common share; common share; (ix) free cash flow of all holding companies; (ix) MetLife, Inc. (parent company only) net cash provided by (used in) operating (x) adjusted expense ratio; (x) expenseactivities; ratio; (xi) adjusted expense ratio, excluding total notable items related to other expenses and (xi) expense ratio; PRT; (xii) direct expense ratio; and (xii) expense ratio; and (xiii) direct expense ratio, excluding total notable items related to direct expenses and PRT. (xiii) expense ratio. 12(i)

Explanatory Note on Non-GAAP Financial Information (Continued) Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period and applied to the comparable prior period. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this presentation and in this period’s quarterly financial supplement and earnings news release, which are available at www.metlife.com. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable effort to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income. MetLife’s definitions of non-GAAP and other financial measures discussed in this presentation may differ from those used by other companies: Adjusted earnings and related measures • adjusted earnings; • adjusted earnings available to common shareholders; • adjusted earnings available to common shareholders on a constant currency basis; • adjusted earnings available to common shareholders, excluding total notable items; • adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis; • adjusted earnings available to common shareholders per diluted common share; • adjusted earnings available to common shareholders on a constant currency basis per diluted common share; • adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and • adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis per diluted common share. These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on, adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its Business Plan and facilitate comparisons to industry results.   Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted loss is defined as negative adjusted earnings. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends. Adjusted revenues and adjusted expenses These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP (Divested businesses). Divested businesses also includes the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. In addition, for the year ended December 31, 2016, adjusted revenues and adjusted expenses exclude the financial impact of converting the Company’s Japan operations to calendar year-end reporting without retrospective application of this change to prior periods and is referred to as lag elimination. Adjusted revenues also excludes net investment gains (losses) (NIGL) and net derivative gains (losses) (NDGL). Adjusted expenses also excludes goodwill impairments.   12(ii)

Explanatory Note on Non-GAAP Financial Information (Continued) The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues: • Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (Unearned revenue adjustments) and certain variable annuity guaranteed minimum income benefits (GMIB) fees (GMIB fees); • Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (Investment hedge adjustments), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to contractholder-directed equity securities, (iv) excludes certain amounts related to securitization entities that are variable interest entities (VIEs) consolidated under GAAP and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL under GAAP; and • Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements (TSA fees). The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:   • Policyholder benefits and claims and policyholder dividends excludes: (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) changes in the policyholder dividend obligation related to NIGL and NDGL, (iii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments, (iv) benefits and hedging costs related to GMIBs (GMIB costs), and (v) market value adjustments associated with surrenders or terminations of contracts (Market value adjustments); • Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes certain amounts related to net investment income earned on contractholder-directed equity securities; • Amortization of deferred policy acquisition costs (DAC) and value of business acquired (VOBA) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs and (iii) Market value adjustments; • Amortization of negative VOBA excludes amounts related to Market value adjustments; • Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and • Other expenses excludes: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements costs (Regulatory implementation costs) and (iii) acquisition, integration and other costs. Other expenses includes TSA fees. Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.   The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms. Expense ratio, direct expense ratio, adjusted expense ratio and related measures: • Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues. • Direct expense ratio: direct expenses, on an adjusted basis, divided by adjusted premiums, fees and other revenues. • Direct expense ratio, excluding total notable items related to direct expenses and PRT: direct expenses, on an adjusted basis, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT. • Adjusted expense ratio: other expenses, net of capitalization of DAC, both on an adjusted basis, divided by adjusted premiums, fees and other revenues. • Adjusted expense ratio, excluding total notable items related to other expenses and PRT: other expenses, net of capitalization of DAC, both on an adjusted basis, excluding total notable items related to other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT. 12(iii)

Explanatory Note on Non-GAAP Financial Information (Continued) The following additional information is relevant to an understanding of MetLife’s performance results: • MetLife uses a measure of free cash flow to facilitate an understanding of its ability to generate cash for reinvestment into its businesses or use in non-mandatory capital actions. MetLife defines free cash flow as the sum of cash available at MetLife’s holding companies from dividends from operating subsidiaries, expenses and other net flows of the holding companies (including capital contributions to subsidiaries), and net contributions from debt to be at or below target leverage ratios. This measure of free cash flow is prior to capital actions, such as common stock dividends and repurchases, debt reduction and mergers and acquisitions. Free cash flow should not be viewed as a substitute for net cash provided by (used in) operating activities calculated in accordance with GAAP. The free cash flow ratio is typically expressed as a percentage of annual adjusted earnings available to common shareholders. • Notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. 12(iv)

Reconciliation of Net Income (Loss) Available to MetLife, Inc.'s Common Shareholders to Adjusted Earnings Available to Common Shareholders 2019 4Q19 4Q18 Earnings Earnings Earnings Per Per Per Weighted Weighted Weighted Average Average Average Common Common Common Share Share Share Diluted1 Diluted1 Diluted1 (In millions, except per share data) Net Income (loss) available to MetLife, Inc.'s common shareholders $ 5,721 $ 6.06 $ 536 $ 0.58 $ 2,010 $ 2.04 Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders: Less: Net investment gains (losses) 444 0.47 207 0.22 145 0.15 Less: Net derivative gains (losses) 628 0.66 (1,465) (1.58) 939 0.95 Less: Other adjustments to continuing operations2 (881) (0.93) (418) (0.45) (202) (0.20) Less: Provision for income tax (expense) benefit (227) (0.24) 373 0.40 (213) (0.22) Add: Net income (loss) attributable to noncontrolling interests 10 0.01 (5) (0.01) (5) (0.01) Adjusted earnings available to common shareholders 5,767 6.11 1,834 1.98 1,336 1.35 Less: Total notable items 47 0.05 420 0.45 87 0.09 Adjusted earnings available to common shareholders, excluding total notable items $ 5,720 $ 6.06 $ 1,414 $ 1.53 $ 1,249 $ 1.26 Adjusted earnings available to common shareholders on a constant currency basis $ 5,767 $ 6.11 $ 1,834 $ 1.98 $ 1,328 $ 1.34 Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis $ 5,720 $ 6.06 $ 1,414 $ 1.53 $ 1,241 $ 1.26 Weighted average common shares outstanding - diluted 944.4 925.7 987.6 1Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share is calculated on a standalone basis and may not equal the sum of (i) adjusted earnings available to common shareholders per diluted common share and (ii) total notable items per diluted common share. 2 Includes investment hedge adjustments. 12(v)

Reconciliation to Adjusted Earnings Available to Common Shareholders, Excluding Total Notable Items 4Q19 Retirement and Group Income Property & Latin MetLife Corporate U.S.1 Benefits1 Solutions1 Casualty1 Asia America EMEA Holdings1 & Other1 (In millions) Adjusted earnings available to common shareholders $ 675 $ 329 $ 321 $ 25 $ 341 $ 161 $ 66 $ 269 $ 322 Less: Total notable items — — — — — — — — 420 Adjusted earnings available to common shareholders, excluding total notable items $ 675 $ 329 $ 321 $ 25 $ 341 $ 161 $ 66 $ 269 $ (98) Adjusted earnings available to common shareholders on a constant currency basis $ 341 $ 161 $ 66 Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis $ 341 $ 161 $ 66 4Q18 Retirement and Group Income Property & Latin MetLife Corporate U.S.1 Benefits1 Solutions1 Casualty1 Asia America EMEA Holdings1 & Other1 (In millions) Adjusted earnings available to common shareholders $ 685 $ 230 $ 356 $ 99 $ 281 $ 137 $ 55 $ 223 $ (45) Less: Total notable items — — — — — — — — 87 Adjusted earnings available to common shareholders, excluding total notable items $ 685 $ 230 $ 356 $ 99 $ 281 $ 137 $ 55 $ 223 $ (132) Adjusted earnings available to common shareholders on a constant currency basis $ 278 $ 133 $ 54 Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis $ 278 $ 133 $ 54 1Results on a constant currency basis are not included as constant currency impact is not significant. 12(vi)

Expense Detail and Ratios (In millions, except ratio data) 2015 2016 2017 2018 2019 Reconciliation of Capitalization of DAC to Capitalization of DAC, as reported on an adjusted basis Capitalization of DAC $ (3,319) $ (3,152) $ (3,002) $ (3,254) $ (3,358) Less: Divested businesses and lag elimination1 120 (1) 34 (1) (20) Capitalization of DAC, as reported on an adjusted basis $ (3,439) $ (3,151) $ (3,036) $ (3,253) $ (3,338) Reconciliation of Other Expenses to Other Expenses, as reported on an adjusted basis Other expenses $ 14,105 $ 13,295 $ 12,953 $ 12,927 $ 13,229 Less: Noncontrolling interest (13) (6) (12) (10) (15) Less: Regulatory implementation costs 2 1 — 11 18 Less: Acquisition, integration and other costs 28 64 65 24 44 Less: TSA fees — — — 305 246 Less: Divested businesses and lag elimination1 265 296 491 68 158 Other expenses, as reported on an adjusted basis $ 13,823 $ 12,940 $ 12,409 $ 12,529 $ 12,778 Other Detail and Ratios Other expenses $ 14,105 $ 13,295 $ 12,953 $ 12,927 $ 13,229 Capitalization of DAC (3,319) (3,152) (3,002) (3,254) (3,358) Other expenses, net of capitalization of DAC $ 10,786 $ 10,143 $ 9,951 $ 9,673 $ 9,871 Premiums, fees and other revenues $ 43,900 $ 44,370 $ 45,843 $ 51,222 $ 49,680 Expense ratio 24.6% 22.9% 21.7% 18.9% 19.9% Direct expenses $ 6,444 $ 5,754 $ 6,006 $ 5,874 $ 5,977 Less: Total notable items related to direct expenses 362 79 296 214 338 Direct expenses, excluding total notable items related to direct expenses $ 6,082 $ 5,675 $ 5,710 $ 5,660 $ 5,639 Other expenses, as reported on an adjusted basis $ 13,823 $ 12,940 $ 12,409 $ 12,529 $ 12,778 Capitalization of DAC, as reported on an adjusted basis (3,439) (3,151) (3,036) (3,253) (3,338) Other expenses, net of capitalization of DAC, as reported on an adjusted basis $ 10,384 $ 9,789 $ 9,373 $ 9,276 $ 9,440 Less: Total notable items related to other expenses, as reported on an adjusted basis 362 507 377 214 338 Other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis $ 10,022 $ 9,282 $ 8,996 $ 9,062 $ 9,102 Adjusted premiums, fees and other revenues $ 44,329 $ 44,479 $ 46,200 $ 50,778 $ 49,144 Less: PRT 1,740 1,761 3,305 6,894 4,346 Adjusted premiums, fees and other revenues, excluding PRT $ 42,589 $ 42,718 $ 42,895 $ 43,884 $ 44,798 Direct expense ratio 14.5% 12.9% 13.0% 11.6% 12.2% Direct expense ratio, excluding total notable items related to direct expenses and PRT 14.3% 13.3% 13.3% 12.9% 12.6% Adjusted expense ratio 23.4% 22.0% 20.3% 18.3% 19.2% Adjusted expense ratio, excluding total notable items related to other expenses and PRT 23.5% 21.7% 21.0% 20.6% 20.3% 1For the year ended December 31, 2016, Divested businesses and lag elimination includes adjustments related to the financial impact of converting MetLife’s Japan operations to calendar year end reporting without retrospective application of this change to prior periods. 12(vii)

Expense Detail and Ratios (Continued) (In millions, except ratio data) 1Q 2019 2Q 2019 3Q 2019 4Q 2019 Reconciliation of Capitalization of DAC to Capitalization of DAC, as reported on an adjusted basis Capitalization of DAC $ (812) $ (837) $ (882) $ (827) Less: Divested businesses — — (11) (9) Capitalization of DAC, as reported on an adjusted basis $ (812) $ (837) $ (871) $ (818) Reconciliation of Other Expenses to Other Expenses, as reported on an adjusted basis Other expenses $ 3,189 $ 3,274 $ 3,309 $ 3,457 Less: Noncontrolling interest (6) (6) (8) 5 Less: Regulatory implementation costs 3 7 5 3 Less: Acquisition, integration and other costs 23 6 8 7 Less: TSA fees 68 69 69 40 Less: Divested businesses — 6 36 116 Other expenses, as reported on an adjusted basis $ 3,101 $ 3,192 $ 3,199 $ 3,286 Other Detail and Ratios Other expenses $ 3,189 $ 3,274 $ 3,309 $ 3,457 Capitalization of DAC (812) (837) (882) (827) Other expenses, net of capitalization of DAC $ 2,377 $ 2,437 $ 2,427 $ 2,630 Premiums, fees and other revenues $ 11,264 $ 12,019 $ 12,640 $ 13,757 Expense ratio 21.1% 20.3% 19.2% 19.1% Direct expenses $ 1,420 $ 1,485 $ 1,475 $ 1,597 Less: Total notable items related to direct expenses 70 88 111 69 Direct expenses, excluding total notable items related to direct expenses $ 1,350 $ 1,397 $ 1,364 $ 1,528 Other expenses, as reported on an adjusted basis $ 3,101 $ 3,192 $ 3,199 $ 3,286 Capitalization of DAC, as reported on an adjusted basis (812) (837) (871) (818) Other expenses, net of capitalization of DAC, as reported on an adjusted basis $ 2,289 $ 2,355 $ 2,328 $ 2,468 Less: Total notable items related to other expenses, as reported on an adjusted basis 70 88 111 69 Other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis $ 2,219 $ 2,267 $ 2,217 $ 2,399 Adjusted premiums, fees and other revenues $ 11,167 $ 11,900 $ 12,445 $ 13,632 Less: PRT (2) 556 1,293 2,499 Adjusted premiums, fees and other revenues, excluding PRT $ 11,169 $ 11,344 $ 11,152 $ 11,133 Direct expense ratio 12.7% 12.5% 11.9% 11.7% Direct expense ratio, excluding total notable items related to direct expenses and PRT 12.1% 12.3% 12.2% 13.7% Adjusted expense ratio 20.5% 19.8% 18.7% 18.1% Adjusted expense ratio, excluding total notable items related to other expenses and PRT 19.9% 20.0% 19.9% 21.5% 12(viii)

Premiums, Fees and Other Revenues (In millions) 2015 2016 2017 2018 2019 Total Company - Premiums, Fees and Other Revenues Premiums, fees and other revenues $ 43,900 $ 44,370 $ 45,843 $ 51,222 $ 49,680 Less: Unearned revenue adjustments 7 30 12 (7) 97 Less: GMIB fees 97 124 125 120 108 Less: Settlement of foreign currency earnings hedges (37) 4 22 19 9 Less: TSA fees — — — 305 246 Less: Divested businesses and lag elimination1 (496) (267) (516) 7 76 Adjusted premiums, fees and other revenues $ 44,329 $ 44,479 $ 46,200 $ 50,778 $ 49,144 1For the year ended December 31, 2016, Divested businesses and lag elimination includes adjustments related to the financial impact of converting MetLife’s Japan operations to calendar year end reporting without retrospective application of this change to prior periods. 12(ix)

Premiums, Fees and Other Revenues (Continued) (In millions) Q1 2019 Q2 2019 Q3 2019 Q4 2019 Total Company - Premiums, Fees and Other Revenues Premiums, fees and other revenues $ 11,264 $ 12,019 $ 12,640 $ 13,757 Less: Unearned revenue adjustments — 20 59 18 Less: GMIB fees 27 28 27 26 Less: Settlement of foreign currency earnings hedges 2 2 3 2 Less: TSA fees 68 69 69 40 Less: Divested businesses — — 37 39 Adjusted premiums, fees and other revenues $ 11,167 $ 11,900 $ 12,445 $ 13,632 12(x)

Condensed Reconciliation of Net Cash Provided by Operating Activities of MetLife, Inc. to Free Cash Flow of All Holding Companies 2019 2018 (In billions, except ratios) MetLife, Inc. (parent company only) net cash provided by (used in) operating activities $ 4.2 $ 5.5 Adjustments from net cash provided by operating activities to free cash flow: Add: Incremental debt to be at or below target leverage ratios 0.5 — Add: Adjustments from net cash provided by operating activities to free cash flow1 (0.3) (1.1) MetLife, Inc. (parent company only) free cash flow 4.4 4.4 Other MetLife, Inc. holding companies free cash flow2 0.5 (1.0) Free cash flow of all holding companies $ 4.9 $ 3.4 Ratio of net cash provided by operating activities to consolidated net income (loss) available to MetLife, Inc.'s common shareholders: MetLife, Inc. (parent company only) net cash provided by (used in) operating activities $ 4.2 $ 5.5 Consolidated net income (loss) available to MetLife, Inc.'s common shareholders3 $ 5.7 $ 5.0 Ratio of net cash provided by operating activities (parent company only) to consolidated net income (loss) available to MetLife, Inc.'s common shareholders3,4 73% 110% Ratio of free cash flow to adjusted earnings available to common shareholders: Free cash flow of all holding companies5 $ 4.9 $ 3.4 Consolidated adjusted earnings available to common shareholders5 $ 5.8 $ 5.5 Ratio of free cash flow of all holding companies to consolidated adjusted earnings available to common shareholders5 86% 62% 12(xi)

Condensed Reconciliation of Net Cash Provided by Operating Activities of MetLife, Inc. to Free Cash Flow of All Holding Companies (Continued) 1Adjustments include: (i) capital contributions to subsidiaries; (ii) returns of capital from subsidiaries; (iii) repayments on and (issuances of) loans to subsidiaries, net; and (iv) investment portfolio and derivatives changes and other, net. 2 Components include: (i) dividends and returns of capital from subsidiaries; (ii) capital contributions from MetLife, Inc.; (iii) capital contributions to subsidiaries; (iv) repayments on and (issuances of) loans to subsidiaries, net; (v) other expenses; (vi) dividends and returns of capital to MetLife, Inc. and (vii) investment portfolio changes and other, net. 3Consolidated net income (loss) available to MetLife, Inc.'s common shareholders for the year ended December 31, 2018 includes costs related to the separation of Brighthouse Financial, Inc. (Brighthouse) and its subsidiaries (Separation) of $0.08 billion, net of income tax. Excluding this amount from the denominator of the ratio, this ratio, as adjusted, would be 109%. 4Including the free cash flow of other MetLife, Inc. holding companies of $0.5 billion and $(1.0) billion for the years ended December 31, 2019 and 2018, respectively, in the numerator of the ratio, this ratio, as adjusted, would be 83% and 90%, respectively. Including the free cash flow of other MetLife, Inc. holding companies in the numerator of the ratio and excluding the Separation-related costs from the denominator of the ratio, this ratio, as adjusted, would be 88% for the year ended December 31, 2018. 5 (i) Consolidated adjusted earnings available to common shareholders for the year ended December 31, 2019, was positively impacted by notable items, primarily related to tax related adjustments of $0.5 billion, net of income tax, partially offset by expense initiative costs of $0.3 billion, net of income tax. Excluding such notable items impacting consolidated adjusted earnings available to common shareholders from the denominator of the ratio, the adjusted free cash flow ratio for 2019, would be 87%. (ii) For the year ended December 31, 2018, $0.3 billion of Separation-related items (comprised of certain Separation-related inflows primarily related to reinsurance benefit from Brighthouse) were included in free cash flow, which increased MetLife, Inc. holding companies’ liquid assets, as well as MetLife, Inc.'s free cash flow ratio. Excluding these Separation-related items, adjusted free cash flow would be $3.1 billion for the year ended December 31, 2018. Consolidated adjusted earnings available to common shareholders for 2018 was negatively impacted by notable items, primarily related to expense initiative costs of $0.3 billion, net of income tax, partially offset by tax related adjustments of $0.2 billion, net of income tax. Excluding the Separation-related items, which increased free cash flow, from the numerator of the ratio and excluding such notable items negatively impacting consolidated adjusted earnings available to common shareholders from the denominator of the ratio, the adjusted free cash flow ratio for 2018 would be 56%. 12(xii)